                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
                                 ____________

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  MAY 23, 1998


                              EGGHEAD. COM, INC.
              (Exact name of registrant as specified in charter)


          WASHINGTON                     0-16930                 91-1296187
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)


                            22705 E. MISSION AVENUE
                        LIBERTY LAKE, WASHINGTON  99019
              (Address of principal executive offices) (Zip Code)

                                (509) 922-7031
             (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF ASSETS

     On May 23, 1998, Egghead.com, Inc. (the "Company") closed its distribution center in Sacramento, California and thereby substantially completed the disposition of assets in connection with its restructuring relating to the shift of the Company's business emphasis to Internet commerce, the closure of all of the Company's retail stores and the closure of its distribution center in Sacramento, California (collectively, the "Restructuring"). The Company's plan to undertake the actions included in the Restructuring was disclosed in the Company's Report on Form 8-K filed on January 28, 1998.

     In the Restructuring, the Company disposed of assets with an aggregate book value of approximately $56.4 million, including, without limitation, the liquidation of inventory, with an aggregate book value of approximately $46.3 million, from its former retail stores and the sale or abandonment of fixed assets and leasehold improvements with an aggregate book value of approximately $10.1 million. The fixed assets and leasehold improvements related to the Company's former retail stores and the Sacramento distribution center. A portion of the inventory assets were sold to individual and business consumers
for aggregate cash consideration of approximately $27 million.   Such sales were
made at reduced, sale prices determined based on demand. The remainder of the inventory assets were sold to vendors for credits in the aggregate amount of approximately $10 million. The amounts of such credits were determined based on negotiations on a case-by-case basis. The fixed assets and leasehold improvements were sold to individuals and businesses for aggregate cash consideration of approximately $100,000. The amount of cash consideration paid for such assets was determined based on negotiations on a case-by-case basis.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information

     The following pro forma condensed statement of operations gives effect to the disposition of assets by Egghead.com, Inc. related to the closure of its retail stores and Sacramento distribution center. The pro forma condensed statement of operations has been prepared from the historical unaudited consolidated financial statements of Egghead.com, Inc. as publicly disclosed in the Company's press release regarding its fourth quarter and fiscal year ended March 28, 1998. The pro forma condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have actually been reported had the disposition of assets occurred at the beginning of the fiscal year, nor is it necessarily indicative of future results of operations.

     The balance sheet as of March 28, 1998 includes the effects of the disposition of assets and, therefore, there are no pro forma adjustments. The pro forma statement of operations gives effect to the disposition of assets as if it had occurred on March 29, 1997, the beginning of Egghead's 1998 fiscal year.


EGGHEAD.COM, INC. AND SUBSIDIARIES
Consolidated Balance Sheet
(Dollars in thousands)
(Please see notes)

ASSETS
                                                                       March 28,                                 March 28,
                                                                         1998             Adjustments               1998
                                                                       --------           -----------            --------
                                                                      (unaudited)         (unaudited)          (unaudited)
Current assets:
  Cash and cash equivalents                                            $ 67,381                                  $ 67,381
  Accounts receivable, net                                                5,670                                     5,670
  Receivable from Joint Venture                                               -                                         -
  Merchandise inventories, net                                           12,923                                    12,923
  Prepaid expenses and other current assets                                 999                                       999
  Property held for sale                                                  8,047                                     8,047
                                                                  -------------        --------------      --------------
          Total current assets                                           95,020                                    95,250
                                                                  -------------        --------------      --------------

Property and equipment, net                                               2,806                                     2,806
Goodwill, net                                                            33,225                                    33,225
Other assets                                                                336                                       336
                                                                  -------------        --------------      --------------
                                                                       $131,387                                  $131,387
                                                                  =============        ==============      ==============


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable                                                     $ 15,834                                  $ 15,834
  Accrued liabilities                                                    12,002                                    12,002
  Liabilities related to disposition of CGE division                          -                                         -
  Reserves and liabilities related to restructuring                      17,461                                    17,461
                                                                  -------------        --------------      --------------
          Total current liabilities                                      45,297                                    45,297
                                                                  -------------        --------------      --------------
Other long-term liabilities                                                   3                                         3
                                                                  -------------        --------------      --------------
          Total liabilities                                              45,300                                    45,300
                                                                  -------------        --------------      --------------

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $.01 par value: 10,000,000 authorized
    no shares issued and outstanding                                          -                  -                      -
  Common stock, $.01 par value:
    50,000,000 shares authorized;  23,492,502 shares issued
    and outstanding                                                         235                                       235
  Additional paid-in capital                                            160,669                                   160,669
  Retained earnings (deficit)                                           (74,817)                                  (74,817)
                                                                  -------------        --------------      --------------
          Total shareholders' equity                                     86,087                                    86,087
                                                                  -------------        --------------      --------------
                                                                       $131,387                                  $131,387
                                                                  =============        ==============      ==============

EGGHEAD.COM, INC. AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------------


Pro Forma Consolidated Statements of Operations
(Amounts in thousands, except per share data)
(Please see notes)
                                                                                   Year ended March 28, 1998
                                                       -----------------------------------------------------------------------------
                                                                             Costs
                                                                          related to
                                                                          restructure                                  Adjusted
                                                          As reported      activities          Adjustments               Total
                                                          -----------     -----------          -----------            ----------
                                                           (unaudited)     (unaudited)         (unaudited)            (unaudited
Net Sales:
  Retail                                                     $216,281        $ 24,539            $191,742   (a)         $      -
  Ongoing                                                      76,789                                                     76,798
                                                        -------------     -------------      -------------          -------------
                                                              293,070          24,539             191,742                 76,798

Cost of sales
  Retail                                                      190,703          30,755             159,948   (a)                -
  Ongoing                                                      66,472                                                     66,472
                                                        -------------     -------------      -------------          -------------
                                                              257,175          30,755             159,948                 66,472

Gross margin:
  Retail                                                       25,578          (6,216)             31,794   (a)                -
  Ongoing                                                      10,326                                                     10,326
                                                        -------------     -------------      -------------          -------------
                                                               35,904          (6,216)             31,794                 10,326
                                                        -------------     -------------      -------------          -------------


Selling and marketing expense                                  48,571           6,358              27,237   (b)           14,976
General and administrative                                     19,495             516               4,923   (c)           14,056
Amortization of goodwill                                        1,009                                                      1,009
Depreciation                                                    4,800                               3,306   (d)            1,494
Restructure and impairment costs                               19,500          19,500                                          -
                                                        -------------     -------------      -------------          -------------
Operating loss                                                (57,471)        (32,590)             (3,672)               (21,209)

Other (expense) income                                          2,939                                                      2,939
                                                        -------------     -------------      -------------          -------------

Loss from continuing operations                               (54,532)        (32,590)             (3,672)               (18,270)
                                                        -------------     -------------      -------------          -------------
  Before income taxes

Income tax (expense) benefit
                                                        -------------     -------------      -------------          -------------

Net loss from continuing operations before
  discontinued operations and change in
                                                        -------------     -------------      -------------          -------------
  accounting principle                                       $(54,532)       $(32,590)           $ (3,672)              $(18,270)
                                                        =============     =============      =============          =============
Basic loss per share from continuing
                                                        -------------     -------------      -------------          -------------
    operations                                                 $(2.60)                                                    $(0.88)
                                                        -------------     -------------      -------------          -------------
Basic weighted average common shares
    outstanding                                                20,967                                                     20,967
                                                        =============     =============      =============          =============

Notes:
(a)  Reflects results of closed retail division.
(b)  Includes selling and marketing expenses of retail stores.
(c) Reflects the elimination of general and administrative activities related to the closing of the retail stores and Sacramento distribution center.
(d) Includes depreciation expense of disposed retail, headquarters and distribution assets.

     (c)  Exhibits.

          27   Financial Data Schedule

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   EGGHEAD.COM, INC.


                                   By:       /s/ George P. Orban
                                        ----------------------------------------
                                        George P. Orban, Chairman of the Board
                                        and Chief Executive Officer

Dated:  June 5, 1998

                                 EXHIBIT INDEX
                                 -------------

     Exhibit Number                Title
     --------------                -----

     27                            Financial Data Schedule